EAGLE SERIES TRUST

International Equity Fund

Supplement dated February 15, 2013
to the Prospectus dated March 1, 2012

Upon the recommendation of Eagle Asset Management, Inc. (“Eagle”), the Board of Trustees (the “Board”) of Eagle Series Trust approved a plan to liquidate and terminate the International Equity Fund (“Fund”).  Due to the Fund’s low level of assets, escalating expense ratios and poor historical investment performance, Eagle does not believe that it can continue to conduct the Fund’s business and operations in an economically efficient manner.   As such, the Board concluded that it would be in the best interests of the Fund and its shareholders to liquidate and terminate the Fund.

In anticipation of the liquidation, the Fund will stop accepting purchases and exchanges into the Fund on March 15, 2013.  After such date, the Fund will begin an orderly transition of its portfolio to cash and cash equivalents and will no longer be pursuing its investment objective.  On or about April 26, 2013 (the “Liquidation Date”), the Fund will liquidate its remaining assets and distribute cash pro rata to all remaining shareholders who have not previously redeemed or exchanged all of their shares.  These distributions may be taxable events.  Once the distribution is complete, the Fund will terminate.

Please note that you may exchange your shares of the Fund at net asset value at any time prior to the Liquidation Date for shares of another Eagle Fund.  You also may redeem your shares of the Fund at any time prior to the Liquidation Date.  No sales charges, redemption or termination fees will be imposed in connection with such exchanges and redemptions.  In general, exchanges and redemptions are taxable events.

If you own Fund shares in a tax deferred account, such as an individual retirement account, 401(k) or 403(b) account, you should consult your tax adviser to discuss the Fund’s liquidation and determine its tax consequences.

The Fund reserves the right to further restrict sales of the Fund’s shares.

For more information, please contact a customer service representative at 1.800.421.4184.

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INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
THE PROSPECTUS FOR FUTURE REFERENCE